UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                December 5, 2005
                Date of Report (Date of earliest event reported)

                  Kansas City Southern de Mexico, S.A. de C.V.

                      (formerly known as TFM, S.A. de C.V.)
             (Exact Name of Registrant as Specified in Its Charter)


             Mexico                        333-08322                N/A
 (State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
         Incorporation)                                      Identification No.)

                     Av. Periferico Sur No. 4829, 4to Piso
                            Col. Parques del Pedregal
                               14010 Mexico, D.F.
                                     Mexico
                    (Address of Principal Executive Offices)

                               + (5255) 5447-5836
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01    Entry into a Material Definitive Agreement.

On December 5, 2005, Kansas City Southern de Mexico, S.A. de C.V. ("KCSM"), a wholly owned subsidiary of Kansas City Southern, and Francisco Javier Rion del Olmo entered into an agreement whereby Mr. Rion will voluntarily resign as the Chief Executive Officer of KCSM and Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V. ("Grupo TFM"), its direct parent, effective no later than February 14, 2006 as referenced in the attached press release.

In connection with Mr. Rion's tender of his resignation and KCSM's acceptance of the resignation on December 5, 2005, on behalf of itself and its affiliates, Mr. Rion executed a confidentiality undertaking, an acknowledgement of receipt of payments made in accordance with Mexican labor law, and a release of any and all claims arising out of his employment with KCSM and the termination of his employment with KCSM.


Item 1.02    Termination of a Material Definitive Agreement.

Effective December 5, 2005, Mr. Rion resigned his employment with KCSM (see Item
1.01 above), which terminated his employment agreement with KCSM, which was previously effective as of June 23, 2005. Mr. Rion will remain at KCSM to perform his duties for a period not to exceed February 14, 2006.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 2, 2005, TFM, S.A. de C.V. ("TFM"), a wholly owned subsidiary of Kansas City Southern, formally changed its corporate name to Kansas City Southern de Mexico, S.A. de C.V.

Item 9.01    Financial Statements and Exhibits

(c)      Exhibits

99.1     Press release dated December 5, 2005 issued by Kansas City Southern.


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Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Kansas City Southern de Mexico, S.A. de C.V.
                                  (formerly known as TFM, S.A. de C.V.


December 5, 2005                   By:  /s/ Ing. F. Javier Rion del Olmo
                                        --------------------------------------
                                            Ing. F. Javier Rion del Olmo
                                            Chief Executive Officer